Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of April 17, 2014 to the Credit Agreement referenced below is by and among DST Systems, Inc., a Delaware corporation (the “Borrower”), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), L/C Issuer and Swing Line Lender.

W I T N E S S E T H

WHEREAS, a $630 million credit facility has been established in favor of the Borrower pursuant to the terms of that certain Credit Agreement dated as of April 16, 2010 (as amended by that certain First Amendment to Credit Agreement dated as of August 9, 2010, that certain Second Amendment to Credit Agreement dated as of June 30, 2011, that certain Third Amendment to Credit Agreement dated as of December 12, 2011, that certain Fourth Amended to Credit Agreement dated as of November 27, 2012 and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”) among the Borrower, the Lenders identified therein (the “Lenders”) and the Administrative Agent;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to modify certain provisions contained therein; and

WHEREAS, the Required Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (including as amended hereby).

2.          Amendment.  Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

(a)        Section 1.01 of the Credit Agreement is amended by inserting the following new definition in the appropriate alphabetical order:

“Argyros Transactions” means (i) the repurchase by the Borrower of $200,000,000 of its Capital Stock owned by The Argyros Group and certain of its Affiliates (collectively, “Argyros”) (the “Argyros Repurchase”), (ii) the collaboration with Argyros to facilitate a widely distributed secondary offering of the Capital Stock of the Borrower with a $450,000,000 aggregate offering price to the public (the “Argyros Offering”) and (iii) the entering into of certain agreements relating to the Argyros Repurchase and the Argyros Offering, as well as certain arrangements with respect to certain governance matters relating to the Borrower and registration rights for the Capital Stock owned by Argyros following the Argyros Repurchase and Argyros Offering (collectively, the “Argyros Transaction Documents”) as described in the Form 8-K filed by the Borrower on March 24, 2014.

(b)        Section 7.05 of the Credit Agreement is amended by:

(i)           in clause (d), replacing the reference to “in clause (e) below” in the first parenthetical therein with “in clauses (e) and (f) below”;

and

(ii)           (A) deleting the word “and” at the end of clause (d), (B) replacing “.” with “;” at the end of clause (e) and (C) adding a new clause (f) as follows:

  and (f) in addition to the foregoing (and specifically without limiting clause (e)), if such transaction is a Disposition of Non-Operating Assets, the cash proceeds of such Disposition of Non-Operating Assets are used to make Restricted Payments with respect to the Argyros Repurchase and any other Restricted Payments permitted by Section 7.06(f), such Disposition of Non-Operating Assets is for fair market value and the aggregate amount of all such Dispositions of Non-Operating Assets (commencing on March 24, 2014) does not exceed $500,000,000 (measured by the value of the assets so disposed of consistent with the definition of Consolidated Net Tangible Assets).

(c)        Section 7.06 of the Credit Agreement is amended by (i) deleting the word “and” at the end of subsection (e), (ii) renumbering the existing subsection (f) to subsection (g) and (iii) adding a new subsection (f) between subsection (e) and such renumbered subsection (g) as follows:

(f)           in addition to the foregoing (and specifically without limiting subsections (c) and (e)), the Borrower may make Restricted Payments with respect to (i) the Argyros Repurchase and (ii) other repurchases of its Capital Stock from Argyros, collectively, in an aggregate amount not to exceed $300,000,000; and.

(d)        Section 7.08 of the Credit Agreement is amended by inserting the following new sentence at the end thereof:

For the avoidance of doubt, notwithstanding the foregoing, the Argyros Transactions (including, without limitation, the transactions contemplated by the

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Argyros Transaction Documents and the making of any Restricted Payments in accordance with Section 7.06(f)) and any other repurchase by the Borrower of its Capital Stock from Argyros (to the extent any such repurchase is for fair market value) (i) shall not be considered transactions with an Affiliate and (ii) shall not be prohibited by this Section 7.08.

3.          Conditions Precedent.  This Amendment shall become effective upon the satisfaction of the following conditions:

(a)        Execution of Counterparts of Amendment.  Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and the Required Lenders;

(b)        Consent Under Note Purchase Agreement.  Receipt by the Administrative Agent of the Consent Under Note Purchase Agreement with respect to the Argyros Transactions executed by the Required Holders (as defined in the Note Purchase Agreement); and

(c)        Other Fees and Expenses.  The payment by the Borrower of all fees agreed to by the Borrower and the Administrative Agent (or its Affiliates) and reasonable expenses relating to this Amendment which are due and payable on the date hereof including all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

4.          Representations and Warranties.  The Borrower hereby represents and warrants that (a) it has the requisite corporate power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary corporate action to, execute, deliver and perform this Amendment, (c) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Amendment, (d) the execution, delivery and performance by it of this Amendment do not and will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of the Borrower or any of its Subsidiaries or any indenture or other material agreement or instrument to which any such Person is a party or by which any of its properties may be bound or the approval of any Governmental Authority relating to such Person except as could not reasonably be expected to have a Material Adverse Effect, (e) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (f) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to this Amendment, or will occur as a result of the transactions contemplated hereby.

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5.          No Other Changes; Ratification.  Except as expressly modified or waived hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect.  The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.  This Amendment shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach or default other than as specifically waived herein nor as a waiver of any breach or default of which the Lenders have not been informed by the Borrower, (ii) affect the right of the Lenders to demand compliance by the Borrower with all terms and conditions of the Credit Agreement in all other instances, (iii) be deemed a waiver of any transaction or future action on the part of the Borrower requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement, or (iv) be deemed or construed to be a wavier or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other document executed or delivered in connection therewith, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

6.          Counterparts; Facsimile/Email.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.  Delivery of an executed counterpart of this Amendment by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

7.          Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

8.          Entirety.  This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.  These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no oral agreements between the parties.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	DST SYSTEMS, INC.,
a Delaware corporation

	By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

[signature pages continue]

DST Systems, Inc.
2010 Credit Agreement
Fifth Amendment

ADMINISTRATIVE AGENT
AND LENDERS:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Mollie S. Canup
	Name:	Mollie S. Canup
	Title:	Vice President

DST Systems, Inc.
2010 Credit Agreement
Fifth Amendment

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Sugeet Manchanda Madan
Name:	Sugeet Manchanda Madan
Title:	Director

DST Systems, Inc.
2010 Credit Agreement
Fifth Amendment

BANK OF BLUE VALLEY,
as a Lender

By:	/s/ Kevin Klamm
Name:	Kevin Klamm
Title:	Vice President

DST Systems, Inc.
2010 Credit Agreement
Fifth Amendment

BANK OF CHINA, LOS ANGELES BRANCH,
as a Lender

By:	/s/ Jason Fu
Name:	Jason Fu
Title:	Vice President

DST Systems, Inc.
2010 Credit Agreement
Fifth Amendment

BANK OF THE WEST,
as a Lender

By:	/s/ Roger Lumley
Name:	Roger Lumley
Title:	Director

DST Systems, Inc.
2010 Credit Agreement
Fifth Amendment

COMMERCE BANK,
as a Lender

By:	/s/ Angie Currie
Name:	Angie Currie
Title:	Assistant Vice President

DST Systems, Inc.
2010 Credit Agreement
Fifth Amendment

COMPASS BANK,
as a Lender

By:	/s/ Jay S. Tweed
Name:	Jay S. Tweed
Title:	Senior Vice President

DST Systems, Inc.
2010 Credit Agreement
Fifth Amendment

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Daglas Panchal
Name:	Daglas Panchal
Title:	Vice President

DST Systems, Inc.
2010 Credit Agreement
Fifth Amendment

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:	/s/ L. Peter Yetman
Name:	L. Peter Yetman
Title:	Director

DST Systems, Inc.
2010 Credit Agreement
Fifth Amendment

UMB BANK, N.A.,
as a Lender

By:	/s/ Martin Nay
Name:	Martin Nay
Title:	Senior Vice President

DST Systems, Inc.
2010 Credit Agreement
Fifth Amendment

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Edward Hanson
Name:	Edward Hanson
Title:	Vice President

DST Systems, Inc.
2010 Credit Agreement
Fifth Amendment

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Jeffrey D. Farrell
Name:	Jeffrey D. Farrell
Title:	Senior Vice President

DST Systems, Inc.
2010 Credit Agreement
Fifth Amendment